TAX-FREE FUND OF COLORADO
Supplement to the Prospectus and the Statement of Additional Information
Dated April 25, 2012

Mr. Robert Schultz is no longer backup portfolio manager of Tax-Free Fund of Colorado.  All references to Mr. Schultz in the Prospectus and the Statement of Additional Information are deleted.

The date of this supplement is
June 27, 2012